                                                       Exhibit 10(g)


                           EMPLOYMENT AGREEMENT

          Interstate General Company L.P. is a publicly traded limited partnership. Its units are listed on the AMEX and the PSE. It is commonly referred to as IGC. Its business consists of real estate development and the ownership of rental properties, principally in St. Charles, Maryland, and Puerto Rico. It also has three corporate affiliates, American Family Homes, Inc., Caribe Waste Technologies, Inc., and Interstate Waste Technologies, Inc. These are commonly referred to as AFH, CWT and IWT, respectively.

          AFH builds single family homes on homeowner-owned land.

          CWT is in the process of qualifying to build waste treatment plants for municipal and other public authorities in Puerto Rico and on the island of St. Maarten.

          IWT is pursuing similar opportunities in the continental United
States.

          Interstate General Management Corporation, a Delaware corporation, is the managing general partner of IGC. It is commonly referred to as IGMC.

          Interstate Business Corporation, a Delaware corporation, is a general partner of IGC. It is controlled by the Wilson Family Partnership, a Delaware limited partnership owned by James J. Wilson and his family.
Mr. Wilson is the chairman and chief executive officer of IGC. Interstate Business Corporation is commonly referred to as IBC.

          Equus Gaming Company L.P. is a publicly traded limited partnership. It is commonly referred to as Equus. Its units are traded on NASDAQ Stock Market. Equus Management Company, a Delaware corporation, is the general partner of Equus. It is commonly referred to as Equus Management.

          Mark Augenblick is an attorney who in his law practice has had extensive experience representing public and private utilities worldwide with regard to various aspects of permitting, financing and regulation.

          This agreement provides the terms under which Mr. Augenblick will be employed by IGC as its president and chief operating officer and as chairman and chief executive officer of AFH, CWT and IWT for a term of four years.

          The obligations of IGC, AFH, CWT and IWT under this agreement are guaranteed by IBC.

          IGC is in the process of filing a preliminary prospectus with the Securities and Exchange Commission preparatory to filing a registration statement on SEC Form S-4 for the distribution of its principal real estate properties to American Community Property Trust (ACPT), a Maryland real estate trust, following which the stock of the trust will be distributed to IGC's unitholders. American Community Property Trust is commonly referred to as ACPT.

          Pending the distribution of the ACPT stock to IGC's unitholders, referred to as the ACPT distribution, Mr. Augenblick will serve as a vice chairman of IGC. Immediately following the distribution of the ACPT stock, Mr. Augenblick will become the president and chief operating officer of IGC. At all times under this agreement Mr. Augenblick will serve as chairman and chief executive officer of AFH, CWT and IWT. Mr. Augenblick's compensation will consist of salary and directors' fees, all as more fully set forth below.

          The terms used in this agreement are those identified above.

                                 AGREEMENT

          In consideration of the background statement and the mutual undertakings of the parties hereinafter set forth, IGC AFH, IWT and CWT (severally, not jointly), IBC and Mr. Augenblick agree as follows:

I.        POSITION AND AUTHORITY

          For the term of this agreement, Mr. Augenblick will serve as (i) a director of IGMC, vice chairman of IGC until the ACPT distribution and thereafter as president and chief operating officer of IGC, reporting to the board of directors of IGMC, (ii) a director, chairman and chief executive officer of AFH, reporting to the board of directors of AFH, (iii) a director, chairman and chief executive officer of IWT, reporting to the board of directors of IWT, (iv) a director, chairman and chief executive officer of CWT, reporting to the board of directors of CWT, (v) a trustee of any trust created to hold the common stock or common stock equivalent of IWT and CWT, and (vi) a director of Equus Management.

II.       TERM

          The term of employment of Mr. Augenblick shall begin on the date mutually agreed upon by Mr. Augenblick and IGC as memorialized by them in writing as the Effective Date and shall continue through the fourth anniversary of the Effective Date. Notwithstanding the foregoing, Mr. Augenblick's employment under this agreement may be terminated prior to the fourth anniversary of the Effective Date if one or more of the following occurs:

          A. If Mr. Augenblick dies or becomes disabled (as defined below), Mr. Augenblick's employment shall terminate automatically upon his date of death or disability. For purposes of this agreement, Mr. Augenblick shall become disabled on such date as the board of directors of IGMC or its successor, or, in lieu thereof, the board of directors of each entity which then employs Mr. Augenblick under this agreement, determines that Mr. Augenblick's employment shall terminate due to a physical or psychological disability or impairment which materially interferes with his ability to discharge his duties under this agreement and which it determines is likely to continue for a continuous period of not less than 90 days, provided also that Mr. Augenblick's termination is not in violation of the Americans with Disabilities Act or other applicable law.

          B. Mr. Augenblick's employment under this agreement may be terminated for cause, which is hereby defined as (1) willful, reckless or grossly negligent inattention to his duties under this agreement,
(2) unethical conduct, (3) repeated disregard of rules, policies and/or regulations applicable to employees of IGC or one or more of its affiliates identified in this agreement, (4) conviction of a felony or other crime involving theft, fraud or moral turpitude, (5) failure or refusal by Mr. Augenblick to perform his obligations under this agreement, and/or (6) any act that is in violation of Mr. Augenblick's fiduciary duties under this agreement. The termination of Mr. Augenblick's employment for cause shall require a decision by the board of directors of IGMC or its successor, or, in lieu thereof, by the board of directors of each entity which then employs Mr. Augenblick under this agreement.

          C. Mr. Augenblick may elect to terminate his employment under this agreement prior to the end of the term of this agreement by notice of termination given to each of his employers under this agreement at least sixty (60) days prior to the effective date of termination. In addition, the board of directors of IGMC or its successor, or, in lieu thereof, the board of directors of each entity which then employs Mr. Augenblick under this agreement may elect to terminate Mr. Augenblick's employment in all respects under this agreement prior to the end of the term of employment without cause, in which event Mr. Augenblick will continue to receive his compensation as provided in this agreement, payable ratably over the remaining term of this agreement.

          D. Except as provided in Paragraph C of this Section II in the case of the termination of Mr. Augenblick's employment by his employer(s) without cause, upon termination of Mr. Augenblick's employment hereunder, regardless of the ground or basis therefor, all payment and benefit obligations of such employer[s] hereunder shall cease, provided, however, that Mr. Augenblick shall receive any accrued benefits to which he is entitled according to the policies and procedures of IGC.

III.      COMPANY RULES AND REGULATIONS

          Mr. Augenblick shall comply with all directives of each entity by which he is employed under this agreement and shall carry out to the best of his ability such directives, policies and regulations. In the event of a conflict between the terms of this agreement and such written rules, policies and regulations, the terms of this agreement shall govern.

IV.       LOCATION OF EMPLOYMENT

          Mr. Augenblick shall have an executive office at the offices of IGC and its affiliated companies, which is to be located in the Dulles, Virginia area. Mr. Augenblick shall also have office facilities available to him in IGC's offices in Puerto Rico where he is expected to perform services under this agreement.

V. MR. AUGENBLICK TO DEVOTE FULL TIME TO DUTIES AND RESTRICTIONS ON FUTURE SERVICES

          A. Mr. Augenblick shall devote his full time and attention to the performance of his duties under this agreement and for the term of this agreement shall have no other employment and shall not render services to any other person or firm.

          B. During the term of this agreement, and for a period of three years thereafter, without the written consent of the board of directors of IGMC, or its successor, or, in lieu thereof, by the board of directors of each entity by which Mr. Augenblick is then employed under this agreement,

Mr. Augenblick shall not disclose to any person any confidential information obtained by him under this agreement; provided, however, that confidential information shall not include any information known generally to the public (other than as a result of unauthorized disclosures). Mr. Augenblick shall be allowed to disclose confidential information to his attorney solely for the purpose of ascertaining whether such information is confidential within the intent of this agreement; provided, however, that Mr. Augenblick (i) discloses to his attorney the provisions of this subsection and (ii) agrees not to waive the attorney-client privilege with respect thereto. Mr. Augenblick shall be permitted to disclose confidential information acquired hereunder if such disclosure is required by a court order or if such disclosure is to an authorized employee of any employer under this agreement or any affiliate of such employer, provided, however, that such disclosure is necessary or appropriate in connection with the performance by Mr. Augenblick of his duties under this agreement.

          C. While Mr. Augenblick is employed hereunder, he shall use his best efforts to make available to his employers and their affiliates any business opportunities that come to his attention or to the attention of persons (other than natural persons) under his control.

          D. While Mr. Augenblick is employed under this agreement and for a period of two years thereafter (the "Non-Compete Period"), Mr. Augenblick agrees that he shall not compete with any employer under this agreement or any affiliate of any employer without the prior written consent of the board of directors of IGMC, or its successor, or, in lieu thereof, by the board of directors of each entity of which Mr. Augenblick is then or was employed, as the case may be, under this agreement. For purposes of this agreement, the term "compete" shall mean (i) participating as a more than five (5%) percent stockholder, or as an officer, director, employee, partner, agent, consultant, or in any other individual or representative capacity (excluding as an attorney-at-law) in or with respect to any business entity which owns, has a license to use, or uses Thermoselect or Noell technology or any technology used primarily in connection with the conversion of solid waste into energy for purposes of electric generation (collectively "Competing Business") within North American and/or the Caribbean; or (ii) employing or soliciting for employment any employees of any employer under this agreement; or (iii) contacting, directly or indirectly, any potential customer regarding any business relating to waste disposal, (A) to which any employer under this agreement or its affiliate(s) made a proposal during the Term, (B) which issued to any employer under this agreement, or disclosed to any such employer, plans to issue, during the Term a request or proposal for invitations for bids related to waste disposal facilities or, (C) about which a prospective project was reported or advertised during the Term in either of the trade publications The Resource Recovery Report or Sludge; provided, however, that such contact is with respect to such potential customer's activities within North American and/or the Caribbean. In the event the restrictions against engaging in a competitive activity contained in this subsection D shall be determined by any court of competent jurisdiction to be unenforceable by reason of their extending for too great a period or over too large a geographical area or by reason of their being too extensive in any other respect, this subsection D shall be interpreted to extend only for the maximum period for which it may be enforceable, the maximum geographical area to which it may be enforceable and to the maximum extent in other respects as may be enforceable, all as determined by such court. Mr. Augenblick acknowledges that a breach of the restrictions contained in this subsection D may cause irreparable injury to one or more employers under this agreement, the amount of which may be difficult to ascertain, and that remedies at law for such breach may be inadequate. Accordingly, Mr. Augenblick and the employers under this agreement agree that if Mr. Augenblick is found to have breached the restrictions contained in this subsection D, any employer under this agreement or its affiliates shall be entitled to equitable relief, including but not limited to injunctive relief, without posting bond or other security.

VI.       COMPENSATION

          A. Mr. Augenblick shall receive an annual base salary of $400,000 to be paid by one or more of the employers under this agreement and annual directors' fees totalling $50,000 to be paid by one or more of the employers under this agreement. The foregoing notwithstanding, the portion of Mr. Augenblick's salary and directors' fees to be paid jointly by IGC and AFH (as long as IGC owns 50 percent or more of the stock of AFH) shall not exceed $150,000 per year without the concurrence of a majority of the independent directors of IGC. Such salary and directors' fee shall be payable in accordance with the normal payment schedule for senior executive employees and directors of each such employer.

          B. Mr. Augenblick shall receive a financing bonus (a "Project Financing Bonus") and a completion bonus (a "Project Completion Bonus") of $25,000 and $75,000, respectively, per each processing line of Thermoselect, Noell or similar technology to be installed in a facility in which any employer under this agreement or any affiliate of any such employer has effective control ("Operating Affiliate") or a lesser equity interest if it is determined by the board of directors of IGMC or its successor, or, in lieu thereof, the board of directors of each entity which then employs Mr. Augenblick under this agreement that such lesser equity interest shall qualify for the payment of a Project Financing Bonus and/or Project Completion Bonus. Mr. Augenblick shall be entitled to receive a Project Financing Bonus upon closing by any employer under this agreement or an Operating Affiliate of financing adequate to complete the related project either during (i) the Term, or (ii) within three (3) years following expiration or termination of the Term with respect to any facility for which any employer under this agreement or any affiliate of any such employer has presented a definitive proposal during the Term. Mr. Augenblick shall be entitled to receive a Project Completion Bonus when each processing line becomes operational and accepted by the customer either during (i) the Term, or (ii) within three (3) years following the expiration or termination of the Term with respect to any facility for which any employer under this agreement or an Operating Affiliate has presented a definitive proposal during the Term. Each Project Completion Bonus shall become due and payable when each such processing line becomes operational and accepted by the customer.

          C. All payments required to be made by any employer under this agreement to Mr. Augenblick or his estate or beneficiaries shall be subject to the withholding of such amounts relating to taxes as each respective employer may reasonably determine it should withhold pursuant to any applicable law or regulation. In lieu of withholding such amounts, in whole or in part, each respective employer may, in its sole discretion, accept other provisions for payment of taxes and withholdings as required by law, provided it is satisfied that all requirements of law affecting its responsibilities to withhold compensation have been satisfied.

VII.      ADDITIONAL BENEFITS

          In addition to the compensation as defined above, Mr. Augenblick shall be entitled to the following additional benefits:

          A. Mr. Augenblick shall be eligible to participate in the health plans and life and disability insurance programs available from time to time to senior executive employees of each employer under this agreement in accordance with the terms and provisions of such plans and programs.

          B. Mr. Augenblick shall be eligible to participate in all other employee benefits available from time to time to senior executive employees of each employer under this agreement including provisions for a company-paid vehicle, vacations, retirement plans, bonus plans and equity-based incentive compensation plans in accordance with the terms and provisions of such employee benefits.

VIII.     EQUITY OWNERSHIP

          A. IWT and CWT hereby transfer to Mr. Augenblick 70,000 shares of the outstanding common stock or common stock equivalent of each of IWT and CWT ("Founders' Shares"), the total number of all shares outstanding of each of which companies shall initially be 1,000,000, provided, however, that Mr. Augenblick shall forfeit (i) 100% of such Founders' Shares if Mr. Augenblick terminates his employment or is terminated for any reason on or before the First Anniversary of the Effective Date; (ii) 75% of such Founders' Shares if Mr. Augenblick terminates his employment or is terminated for any reason after the First Anniversary of the Effective Date but on or prior to the Second Anniversary of the Effective Date; (iii) 50% of such Founders' Shares if Mr. Augenblick terminates his employment or is terminated for any reason after the Second Anniversary of the Effective Date but on or prior to the Third Anniversary of the Effective Date, and
(iv) 25% of such Founders' Shares if Mr. Augenblick terminates his employment or is terminated for any reason after the Third Anniversary of the Effective Date but prior to the Fourth Anniversary of the Effective Date; provided, further, that if Mr. Augenblick is terminated due to death or Disability, IWT and CWT shall transfer to Mr. Augenblick or to his beneficiaries, in addition to such Founder's Shares that Mr. Augenblick would otherwise retain upon termination of his employment, 10,000 shares of the outstanding common stock or common stock equivalent of each of IWT and CWT, respectively. Beginning on the Effective Date, Mr. Augenblick shall be entitled to all dividends paid and any voting rights in respect of the Founders' Shares. Mr. Augenblick also shall be entitled to liquidation proceeds, if any, with respect to such Founders' Shares as are not subject to forfeiture pursuant to this Section VIII.A. Any Founders' Shares transferred hereunder shall not be transferable if such Founders' Shares are subject to forfeiture pursuant to this Section VIII.A. The foregoing sentence shall not apply to a transfer that is part of a transaction whereby substantially all of the assets or stock of IWT or CWT, as the case may be, is sold or otherwise transferred to an unrelated third party, unrelated meaning an entity not controlled by a party to this Agreement or by James J. Wilson and/or his family. Any shares of CWT and/or IWT held in trust for the benefit of the unitholders from time to time of IGC shall be subject to a provision in the trust instrument requiring that at such time as the Trustees determine that the economic performance of IWT or CWT is sufficient to create a viable market for the common stock of such company, the Trustees shall consider the advisability of distributing the shares of such company then held in trust to IGC's unitholders. At such time as a portion of the shares of IWT or CWT held by the Trust are sold, Mr. Augenblick shall have the right to sell the same proportion of his shares to the same purchaser(s) as are being sold by the trust and on the same terms.

          B. Mr. Augenblick hereby represents and warrants that he is acquiring the Founders' Shares for investment for his own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. Mr. Augenblick agrees and acknowledges that he will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any shares of the Founders' Shares unless such transfer, sale, assignment, pledge, hypothecation or other disposition (i) is pursuant to an effective registration statement under the Securities Act of 1933 and the rules and regulations in effect thereunder (the "Act") and under all applicable state securities laws, or
(ii) Mr. Augenblick shall have furnished the issuer with an opinion of counsel, which opinion and counsel shall be satisfactory to the issuer, to the effect that no such registration is required because of the availability of an exemption from registration under the Act and under all applicable state securities laws.

          C. Mr. Augenblick acknowledges that he has been advised by the each of IWT and CWT that (i) the Founders' Shares have not been registered under the Act; (ii) the Founders' Shares must be held indefinitely and Mr. Augenblick must continue to bear the economic risk of the investment in the Founders' Shares unless the offer and sale of such shares is subsequently registered under the Act and all applicable state securities laws or an exemption from registration is available; (iii) it is not anticipated that there will be any public market for the Founders' Shares in the foreseeable future; (iv) Rule 144 promulgated under the Act is not presently available with respect to the sales of any securities of IWT or CWT, and neither IWT nor CWT has made a covenant to make such rule available; (v) when and if the Founders' Shares may be disposed of without registration under the Act in reliance on Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule; (vi) if the Rule 144 exemption is not available, public offer or sale without registration will require the availability of an exemption under the Act;
(vii) a restrictive legend substantially in the form set forth in Paragraph D of this Section VIII shall be placed on the certificates representing the Founders' Shares; and (viii) a notation shall be made in the appropriate records of each of IWT and CWT indicating that the Founders' Shares are subject to restriction on transfer and, if the issuer shall at some time in the future engage the services of a stock transfer agent, appropriate stop transfer restrictions will be issued to such transfer agent with respect to the Founders' Shares.

          D. If any of the Founders' Shares are to be disposed of in accordance with Rule 144 under the Act or otherwise, Mr. Augenblick shall promptly notify the issuer of such Founders' Shares of the intended disposition and shall deliver to the issuer at or prior to the time of such disposition such documentation as the issuer may reasonably request in connection with such disposition and, in the case of a disposition pursuant to Rule 144, shall deliver to the issuer an executed copy of any notice on Form 144 required to be filed with the Securities and Exchange Commission. Mr. Augenblick agrees that, if any securities of IWT or CWT are offered to the public pursuant to an effective registration statement under the Act,

Mr. Augenblick will not without the consent of the issuer effect any public sale or distribution of the Founders' Shares not covered by such registration statement within seven (7) days prior to, or within ninety
(90) days after, the effective date of such registration statement. Mr. Augenblick is aware that the Founders' Shares shall bear a legend in substantially the following form:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS (THE "LAWS"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT IT MAY BE TRANSFERRED IN COMPLIANCE WITH THE ACT AND THE LAWS.

          E. On each occasion, if any, following the Effective Date, that either IWT or CWT contemplates filing with the SEC a registration statement under the Act relating in whole or in part to the primary offer and sale of shares of its common stock or common stock equivalent, other than a registration statement which relates exclusively to the registration of securities under an employee stock option, bonus, retirement or other compensation plan or solely to the issuance of securities in connection with a business acquisition or combination, IWT or CWT, as the case may be, shall notify Mr. Augenblick in writing of its intention to do so at least thirty (30) days prior to the filing of each such registration statement. If Mr. Augenblick gives written notice to IWT or CWT, as the case may be, within fifteen (15) days of receipt of such notice from IWT or CWT, as the case may be, of Mr. Augenblick's desire to have any of his Founders' Shares included in such registration statement, then Mr. Augenblick may, subject to the provisions of this Section VIII.E, have his Founders' Shares so included. IWT or CWT, as the case may be, shall file any required amendments of or supplements to any registration statement filed pursuant to this Section VIII.E. IWT or CWT, as the case may be, shall bear all expenses in connection with the registration statement. Notwithstanding the foregoing, if the underwriter of any such offering determines that the number of shares proposed to be sold by IWT or CWT, as the case may be and/or by Mr. Augenblick is greater than the number of shares which the underwriter believes feasible to sell at that time, at the price and upon the terms approved by IWT or CWT, as the case may be, then the number of shares which the underwriter believes may be sold shall be allocated in the following order: (i) primary shares being offered by IWT or CWT, as the case may be, and (ii) pro rata, between the Founders' Shares owned by Mr. Augenblick and the shares of any other shareholder of IWT or CWT, as the case may be, with rights generally similar to the rights provided to Mr. Augenblick under this Section VIII.E.

IX.       INDEMNIFICATION

          IGC agrees to indemnify Mr. Augenblick, with respect to his performance of his duties described herein, to the maximum extent permitted by law, subject to the terms of the Third Amended and Restated Limited Partnership Agreement of the Company. Each employer under this agreement other than IGC agrees to indemnify Mr. Augenblick, with respect to his respective duties for such employer, to the maximum extent permitted by law.

X.        ARBITRATION

          A. Any dispute or controversy arising between Mr. Augenblick and any employer(s) under this agreement relating to this agreement shall be submitted to private, binding arbitration, upon the written request of Mr. Augenblick or any employer(s), before one arbitrator, under the administration of and in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). In the event of such dispute or controversy, the employer(s) and Mr. Augenblick shall mutually select and identify an arbitrator. In the further event that the employer(s) and Mr. Augenblick have not selected an arbitrator within 60 days of initiation of the arbitration, the AAA shall select an arbitrator. The arbitrator shall have no power or authority to add to, subtract from, or otherwise modify the terms of this agreement. A judgment based upon an arbitration award may be entered in any court having jurisdiction thereof. Any arbitration proceeding pursuant to this Section X shall be held in the Washington, D.C. metropolitan area.

          B. Notwithstanding the foregoing, any action brought by any employer under this agreement seeking a temporary restraining order, temporary and/or permanent injunction and/or a decree of specific performance of the terms of this agreement may be brought in a court of competent jurisdiction without the obligation to proceed first to arbitration.

XI.       ASSIGNABILITY AND BINDING EFFECT

          Mr. Augenblick may not assign this agreement, or any obligation or rights hereunder, to any other person or entity without the express written consent of the board of directors of IGMC, or its successor, or, in lieu thereof, by the board of directors of each entity which then employs Mr. Augenblick under this agreement. This agreement shall be binding upon Mr. Augenblick and his heirs, executors, administrators and successors.

XII.      GOVERNING LAW

          This agreement shall be governed by the laws of the State of Delaware (excluding the choice-of-law rules thereof).

XIII.     CAPTIONS

          All captions contained in this agreement are for convenience only and in no way define or describe the intent of the parties or specific terms hereof.

XIV.      SEVERABILITY

          If any provision of this agreement shall to any extent be held invalid or unenforceable, the remaining terms and provisions shall not be affected thereby.

XV.       ENTIRE AGREEMENT

          This agreement contains the entire agreement among the parties relating to the subject matter hereof. All prior negotiations or stipulations concerning any matter which preceded or accompanied the execution hereof are conclusively deemed to be superseded hereby.

          No provision of this agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Mr. Augenblick and such officers or directors as may be specifically designated by the board of directors of IGMC, or, in lieu thereof, by the board of directors of each entity which then employs Mr. Augenblick under this agreement.

XVI.      NOTICES

          For purposes of this agreement, notices and all other communications provided for in this agreement shall be in writing, addressed as follows, and shall be duly given when delivered, if given by hand or facsimile transmission, or upon receipt, if given by United States mail:

     If to any employer:

          c/o Interstate General Company L.P.
          222 Smallwood Village Center
          St. Charles, Maryland  20602
          Attention:  Chairman

     If to Mark Augenblick:

          Mr. Mark Augenblick
          9525 Maidstone Road
          Delaplane, Virginia  20144

or to such other address and/or persons as any party may furnish to the other(s) in writing in accordance herewith.

          IN WITNESS WHEREOF, each party has executed this agreement on the day and year first set forth below, and each party represents that it has the capacity and authorization to execute this agreement.

                         INTERSTATE GENERAL COMPANY L.P.

                         BY: INTERSTATE GENERAL MANAGEMENT CORPORATION, its managing general partner


                              /s/ James J. Wilson
Date:                         ----------------------------------------
                          By:  James J. Wilson
                              President


                         AMERICAN FAMILY HOMES, INC.


                              /s/ J. Michael Wilson
Date:  3-11-98                ---------------------------------------
                         By:
                         Title:  Chairman

                         INTERSTATE WASTE TECHNOLOGIES,INC.

                             /s/ J. Michael Wilson
Date:  3-11-98               ----------------------------------------
                         By:
                         Title:  Vice President/Secretary



                         CARIBE WASTE TECHNOLOGIES, INC.


                            /s/ J. Michael Wilson
Date:  3-11-98              -----------------------------------------
                         By:
                         Title:  Board Member/Trustee



                              /s/ Mark Augenblick
Date:  3-11-98                ---------------------------------------
                              Mark Augenblick


In order to induce Mark Augenblick to enter into this Employment Agreement, Interstate Business Corporation, Inc., a Delaware corporation ("IBC"), hereby unconditionally guarantees the performance of the obligations of each of IGC, AFH, IWT and CWT under this Employment Agreement.


                         INTERSTATE BUSINESS CORPORATION


                              /s/ J. Michael Wilson
Date:  3-11-98                ________________________________
                         By:  J. Michael Wilson
                         Title:  President